Acadian Asset Management Inc. ● 200 State Street ● Suite 601A ● Boston, Massachusetts 02109 ● www.acadian-inc.com Contact: Investor Relations ir@acadian-inc.com (617) 369-7300 Acadian Asset Management Inc. to present next phase of growth at Investor Forum Company to discuss systematic investing platform, growth opportunities, capital allocation framework and near-term ENI operating margin aspiration BOSTON – May 19, 2026 – Acadian Asset Management Inc. (NYSE: AAMI) today will host its previously announced Investor Forum in Boston. The program will begin at approximately 10:00 a.m. ET and will include presentations from Acadian’s executive management, investment, distribution and finance leadership teams, followed by a Q&A session with analysts and investors. At the Investor Forum, Acadian will provide a deeper overview of its business, systematic investment platform, long-term investment performance, product strategy, distribution opportunities and financial framework. The Company expects to discuss its position as a pure- play systematic investment manager, the continued growth opportunity in systematic investing, and targeted expansion opportunities in systematic credit and global wealth channels, including a newly launched tax-aware long/short strategy. “Acadian has strong momentum as we enter our next phase of growth,” said Kelly Young, President and Chief Executive Officer of Acadian. “Today’s Investor Forum is an opportunity to provide investors with a more detailed understanding of our systematic investment platform, the client demand we are seeing across key product areas, the durable growth and the scalability of our business model.” In connection with the Investor Forum, Acadian is announcing preliminary assets under management of approximately $219 billion as of April 30, 2026. A live video webcast and presentation materials will be available at Acadian Asset Management Inc. Investor Forum 2026 - webinar.net. A replay will also be available on the website following the event. About Acadian Asset Management Inc. Acadian Asset Management Inc. is the NYSE-listed holding company of Acadian Asset Management LLC. Acadian is a leading systematic investment manager offering institutional, sub-advisory and wealth clients across the globe access to a diversified array of systematic investment strategies designed to meet a range of risk and return objectives. For more information, please visit the Company’s website at www.acadian-inc.com. Information that may be important to investors will be routinely posted on the Company’s website. Forward-Looking Statements This press release contains forward-looking statements within the meaning of the federal securities laws, including statements regarding Acadian’s business strategy, growth opportunities, product strategy, distribution opportunities, market positioning, client demand trends, financial framework, operating margin expectations, assets under management and future business performance. Forward-looking statements are based on current expectations, estimates, projections and assumptions and are not guarantees of future performance. Actual results may differ materially from those expressed or implied by these statements as a result of various risks and uncertainties, including changes in market conditions, investment performance, client flows, product demand, fee rates, expenses, competition, regulatory developments and other factors described in Acadian’s filings with the Securities and Exchange Commission. The ENI operating margin aspiration referenced in this release is a non-GAAP financial measure. Acadian uses ENI and related measures to evaluate the operating performance of its business. Please refer to Acadian’s filings and investor materials for definitions, reconciliations and additional information regarding non-GAAP financial measures. Acadian does not undertake any obligation to update any forward-looking statements, except as required by law. Nothing in this press release shall be deemed to be an offer to sell or a solicitation of an offer to buy any investment product or service.